                                                                   EXHIBIT 10.11

                                                                  EXECUTION COPY






================================================================================


                             STOCKHOLDERS' AGREEMENT

                                 By and Between

                           SIERRA WELL SERVICE, INC.,

                     JOINT ENERGY DEVELOPMENT INVESTMENTS II
                               LIMITED PARTNERSHIP

                                       and

                          THE PERSONS DESIGNATED ON THE
                      SCHEDULE OF INVESTORS ATTACHED HERETO


                                 MARCH 21, 2000

================================================================================

                             STOCKHOLDERS' AGREEMENT


                  STOCKHOLDERS' AGREEMENT, dated as of March 21, 2000 (this "Agreement"), by and between SIERRA WELL SERVICE, INC., a Delaware corporation (the "Company"), JOINT ENERGY DEVELOPMENT INVESTMENTS II LIMITED PARTNERSHIP, a Delaware limited partnership ("JEDI II") and the "Other Stockholders" listed on the signature page hereto (together with JEDI II, each a "Stockholder" and collectively, the "Stockholders").


                                 R E C I T A L S

                  WHEREAS, the Company and each of the Stockholders (other than Kenneth V. Huseman) are parties to a Stockholders' Agreement dated as of March 31, 1999 (the "Old Stockholders' Agreement");

                  WHEREAS, JEDI II is the holder of shares of the Company's Series B Convertible Preferred Stock and Series C Convertible Preferred Stock (collectively, the "Preferred Stock"); and

                  WHEREAS, the Company, Southwest Royalties, Inc. and Joey D. Fields are parties to a Shareholder Agreement dated as of January 1, 1995 (the "Fields Shareholder Agreement");

                  WHEREAS, the Company, Southwest Royalties, Inc. and Dub W. Harrison are parties to a Shareholder Agreement dated as of January 1, 1997 (the "Harrison Shareholder Agreement");

                  WHEREAS, the Company, Southwest Royalties, Inc. and Kenneth V. Huseman are parties to a Shareholder Agreement dated as of January 5, 1999 (the "Huseman Shareholder Agreement");

                  WHEREAS, subsequent to the execution and delivery of this Agreement, the Company may commence a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act and desires to amend certain terms of the Old Stockholders' Agreement, the Fields Shareholder Agreement, the Harrison Shareholder Agreement, the Huseman Shareholder Agreement and the Certificates of Designations for the Preferred Stock (as defined below);

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the parties hereto hereby agree as follows:

                  SECTION 1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

                  "Affiliate" shall mean any person controlling, controlled by or under common control with a Person.

                  "Board" shall mean the Board of Directors of the Company.

                  "Business Day" shall mean any day that is not a Saturday, Sunday or United States federal holiday.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Initial Public Offering" shall mean a firm commitment underwriting of the Company's Common Stock pursuant to an effective registration statement filed with the Securities and Exchange Commission for an aggregate offering price of not less than $30 million.

                  "JEDI II Affiliates" has the meaning ascribed thereto in
Section 7(d) of this Agreement.

                  "JEDI II Designee" has the meaning ascribed thereto in Section 7(a) of this Agreement.

                  "New Directors" has the meaning ascribed thereto in Section 8(b) of this Agreement.

                  "Person" shall mean any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

                  "Preferred Stock" means the Company's Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

                  "Series A Preferred Stock" means the company's Series A Cumulative Preferred Stock.

                  "Series B Designation" means the Certificate of Designation of the Series B Preferred Stock.

                  "Series B Preferred Stock" means the Company's Series B Convertible Preferred Stock.

                  "Series C Designation" means the Certificate of Designations for the Series C Preferred Stock.

                  "Series C Preferred Stock" means the Company's Series C Convertible Preferred Stock.

                  "Subordinated Debt" means all indebtedness, including accrued but unpaid interest outstanding under the Subordinated Loan Agreement dated March 31, 1999 between JEDI II and the Company.

                  SECTION 2. Termination of Old Stockholders' Agreement. The Company, JEDI II and each of the other Stockholders hereby agree that the Old Stockholders' Agreement shall be terminated and of no further force and effect immediately and without further action by the Company or any Stockholder at such time as the Company has completed an Initial Public Offering by June 30, 1999, repaid in full the Subordinated Debt and the shares of Series A Preferred Stock are no longer outstanding.

                  SECTION 3. Agreements relating to Series B Preferred Stock. The Company and JEDI II hereby agree that notwithstanding the existing terms of the Series B Preferred Stock:

                  (a) JEDI II hereby elects to convert its shares of Series B Preferred Stock, and that all its shares of Series B Preferred Stock shall be converted immediately and without further action by JEDI II, otherwise in accordance with Section 8 of the Series B Designation, effective immediately at such time as the Company has completed an Initial Public Offering by June 30, 1999, repaid in full the Subordinated Debt and the shares of Series A Preferred Stock are no longer outstanding; and

                  (b) the conversion effected in accordance with (a) immediately above shall be into an aggregate of (i) 1,873.16 shares of Common Stock (which is calculated of a "fully diluted basis" in accordance with the Old Stockholders' Agreement except that the number of shares excludes (1) an aggregate of 260.16 shares Common Stock issued to Kenneth V. Huseman pursuant to his employment agreement dated as of March 16, 1999, as amended by a First Amendment dated as of March 21, 2000, (2) any options issued with an exercise price not less than the initial public offering price pursuant to an option plan approved by the Board to directors, officers or employees of the Company other than Kenneth V. Huseman, (3) convertible notes, warrants or shares of common stock that may be issued on or after the date of an Initial Public Offering at, or with a conversion or exercise price at, not less than the initial public offering price, in connection with acquisitions specified in the registration statement relating to the Initial Public Offering, (4) any shares of Common Stock issued in connection with, the Initial Public Offering, and (5) shares issuable upon the conversion of options issued to William J. Myers (not to exceed 13 shares) pursuant to agreements between Mr. Myers and the Company). In the event any shares of Common Stock or other securities convertible or exercisable into shares of Common Stock other than shares excluded in the exclusions (1)-(5) above are issued on or prior to the date of an Initial Public Offering, the conversion number above shall be adjusted so that the number of shares of Common Stock into which the Series B Preferred Stock are convertible by JEDI II is equal to 28.80% of the outstanding common stock on a "fully diluted" basis excluding the shares covered in exclusions (2)-(5) above.

                  (c) JEDI II hereby agrees that it will not transfer the shares of Series B Preferred Stock prior to June 30, 2000, other than to Affiliates of JEDI II who agree to be bound by the terms of this Agreement.

                  (d) The share numbers set forth above in this Section 3 shall be adjusted to give effect to any stock splits, stock dividends or other capital reorganizations after the date of this Agreement.

                  SECTION 4. Agreements relating to Series C Preferred Stock. The Company and JEDI II hereby agree that for purposes of clarifying the terms of the Series C Preferred Stock in connection with the Mandatory Conversion set forth in Section 9 and the conversion provisions set forth in Section 8 of the Series C Designation, the shares of Series C Preferred Stock shall be canceled on the Mandatory Conversion Date (as defined in Section 9 of the Series C Designation) if such date occurs on or prior to June 30, 2000 upon the payment of $1,000. The following provision is intended to clarify the basis of Section 8 of the Series C Designation, which is cross-referenced by Section 9 but contains no provision for conversion in the event of a Mandatory Conversion Date on or prior to June 30, 2000. JEDI II hereby agrees that it will not transfer the shares of Series C Preferred Stock prior to June 30, 2000, other than to Affiliates of JEDI II who agree to be bound by the terms of this Agreement.

                  SECTION 5. Removal of Legend. Each of the Stockholders hereby directs the Company, and the Company hereby agrees, to remove the current legend on any certificates relating to the Company's securities required by the Old Stockholders' Agreement as promptly as practicable following after such time as the Company has completed an Initial Public Offering by June 30, 1999, repaid in full the Subordinated Debt and the shares of Series A Preferred Stock are no longer outstanding.

                  SECTION 6. Termination of Fields Shareholder Agreement, Harrison Shareholder Agreement and Huseman Shareholder Agreement. The Company, JEDI II and each of the other Stockholders hereby agree that each of the Fields Shareholder Agreement, Harrison Shareholder Agreement and Huseman Shareholder Agreement shall be terminated and of no further force and effect immediately and without further action by the Company or any Stockholder at such time as the Company has completed an Initial Public Offering.

                  SECTION 7. JEDI II Director Rights after an Initial Public Offering.

                  (a) Board Representation. From and after the date of termination of the Old Stockholders' Agreement, subject to the provisions of
Section 7(d) below, JEDI II shall be
entitled to designate one person for nomination for election to the Board. A member of the Board designated by JEDI II pursuant to this Section 7(a) or elected to fill a vacancy by a member designated by JEDI II as provided in
Section 7(c) herein shall be referred to as the "JEDI II Designee."

                  (b) Annual Meeting. At each annual meeting of the Company's stockholders or any extraordinary meeting in lieu thereof at which the term of any JEDI II Designee is to expire, JEDI II shall be entitled to designate one person for nomination as a director. The Company agrees to cause the JEDI II Designee so designated by JEDI II to be nominated for election to the Board at each annual meeting of the Company's stockholders or any extraordinary meeting in lieu thereof. To the extent the Company's proxy statement for any annual meeting of shareholders, or any extraordinary meeting in lieu thereof, includes a recommendation regarding the election of any other nominees to the Company's Board, the Company agrees to include a recommendation of its Board that the stockholders also vote in favor of the JEDI II Designee standing for election at such meeting. The Company shall take all actions necessary to ensure that the Certificate of Incorporation and Bylaws of the Company do not at any time conflict in any respect with the provisions of this Section 7.

                  (c) Vacancies. If, prior to his election to the Board pursuant to Section 7(a) hereof, any JEDI II Designee shall be unable or unwilling to serve as a director of the Company, then JEDI II shall be entitled to nominate a replacement in accordance with the provisions set forth in Section 7(a), who shall then be a JEDI II Designee for purposes of this Section 7. If, following an election or appointment to the Board pursuant to Section 7(a) hereof, the JEDI II Designee shall resign or be removed or be unable to serve for any reason prior to the expiration of his term as a director of the Company, then JEDI II shall, within 30 days of such event, notify the Board in writing of a replacement JEDI II Designee, and the Company and the Board shall take such action as necessary to cause such replacement JEDI II Designee to be appointed to the Board and each applicable committee thereof to fill the unexpired term of the JEDI II Designee who such new JEDI II Designee is replacing.

                  (d) Termination of Director Rights. The right of JEDI II to designate a nominee for directors under this Section 7 shall terminate if at any time after the date of this Agreement, (i) JEDI II and (ii) other persons, trusts or other business entities controlling, controlled by or under common control with JEDI II (collectively, the "JEDI II Affiliates"), cease to beneficially own at least 10% of the outstanding shares of Common Stock.

                  (e) Fees; Costs and Expenses. The JEDI II Designee shall be entitled to receive annually an amount equal to the annual retainer, meeting fees or other consideration paid to the Company's non-management directors for serving on the Board (or committees thereof). In addition, the Company will pay or reimburse the JEDI II Designee for all reasonable out-of-pocket expenses incurred by the JEDI II Designee in connection with its participation in meetings of the Board (and committees thereof).

                  (f) Other Actions. The Company agrees to take all other necessary or desirable actions within its control so that:

                  (i) the person designated by JEDI II in accordance with this Agreement will be elected as a director at any annual or special meeting of the Company or will fill any vacancy created by the Board or by the resignation or removal of the JEDI II Designee; and

                  (ii) to the extent any provision of the Company's certificate of incorporation or by-laws is inconsistent with the provisions of this Agreement, to effect the amendments to the certificate of incorporation or bylaws as may be necessary and appropriate to give full effect to the provisions of this Agreement.

                  (g) Other Activities of JEDI II and its Affiliates; Fiduciary Duties. It is understood and accepted by the parties to this Agreement that JEDI II and its Affiliates have interests in other business ventures which may be in conflict with the activities of the Company and that, subject to applicable law, nothing in this Agreement shall limit the current or future business activities of JEDI II or its Affiliates, whether or not such activities are competitive with those of the Company. Nothing in this Agreement, express or implied, shall relieve any officer or director of the Company (including any designee of JEDI II pursuant to Sections 7(a) or 7(c)) of any fiduciary or other duties or obligations they may have to the Company's stockholders.

                  SECTION 8. JEDI II Director Rights Prior to an IPO. (a) In anticipation of an Initial Public Offering to be completed on or prior to June 30, 2000 and the agreements set forth below in this Section 8, as well as other good and valuable consideration, JEDI II hereby agrees to effect the resignation of the following directors currently serving on the Board:

                  Bradford Larson
                  John D. Curtin, III
                  Marshall M. Eubank
                  John Hopley

                  (b) In connection with and as consideration for the resignation of the current directors set forth above, JEDI II hereby consents to the appointment of the following persons as directors, provided each of the following persons (the "New Directors") execute the agreement attached hereto as Annex A:

                  William M. Kerr, Jr.
                  Paul L. Morris
                  J. Steven Person
                  Clifford A. Strozier

                  (c) At the written request of JEDI II at any time prior to the completion of an Initial Public Offering satisfying the conditions set forth in
Section 10(c) below, or if an Initial Public Offering satisfying the conditions set forth in Section 10(c) below is not completed on or prior to June 30, 2000, then each of New Directors shall resign immediately in accordance with the agreements attached hereto as Annex A, and JEDI II shall have the right to nominate an equal number of Persons to fill the vacancies created by such resignations. In the event any of the New Directors shall cease to be a director prior to the earlier of (1) the completion of an Initial Public Offering or (2) June 30, 2000, JEDI II shall have the right to nominate a director to fill the vacancy of such director. In the event that any New Director shall fail to resign as a director in accordance with the agreement attached hereto as Annex A, the Company and the Stockholders hereby agree to take all actions necessary and permitted under the Company's certificate of incorporation, bylaws and the General Corporation Law of the State of Delaware to remove such New Director from the Board.

                  (d) The Company agrees to nominate each of the New Directors for reelection as a director at the Company's annual meeting of stockholders to be called by the Company and held in April 2000, and each of the Stockholders party hereto agree to vote in favor of each of the New Directors (or such other Persons nominated by JEDI II in the event such Persons decline to accept the nomination for election as a director).

                  SECTION 9. Notices by the Company. Prior to the completion of an Initial Public Offering satisfying the conditions set forth in Section 10(c) of this Agreement, the Company hereby agrees to give JEDI II written notice of any actions to be taken by the Board concurrently with notices given to the directors of the Company. In addition, prior to the completion of an Initial Public Offering satisfying the conditions set forth in Section 10(c) of this Agreement, the Company will not increase the number of directors on the Board to a number greater than seven (7), which is the current number of directors on the Board.

                  SECTION 10. Term of Agreement; Termination. (a) This Agreement shall be in full force and effect and shall be binding on the parties hereto from the date hereof.

                  (b) This agreement shall terminate automatically upon the earlier of (i) the termination of the Initial Public Offering or (ii) June 30, 2000 and the completion of an Initial Public Offering with proceeds sufficient to (A) repay the Subordinated Debt and (B) redeem the Series A Preferred Stock has not occurred. For purposes of clarification, pending the outcome of the contingencies provided for in the previous sentence, the Old Stockholders' Agreement shall remain in full force and effect.

                  (c) The provisions of Section 2, 3, 4, 5, 6, 8 and 9 of this Agreement shall terminate upon the completion of an Initial Public Offering with proceeds sufficient to (i) repay the Subordinated Debt and (ii) redeem the Series A Preferred Stock.

                  SECTION 11. Amendments. Neither this Agreement nor any provision hereof may be amended or waived orally or in writing, except by a writing signed by the parties hereto and approved by two-thirds of the Board.

                  SECTION 12. Specific Enforcement. Each Stockholder acknowledges and agrees that the Company and its stockholders would be irreparably injured in the event that any provision of this Agreement is breached or not performed by each Stockholder and his Affiliates in accordance with its specific terms. Accordingly, it is agreed that each party shall be entitled to temporary and permanent injunctive relief with respect to each and any breach or purported repudiation of this Agreement by the other and to specifically enforce strict adherence to this Agreement and the terms and provisions hereof against the other in any action instituted in a court of competent jurisdiction, in addition to any other remedy which such aggrieved party may be entitled to obtain. Moreover, in the event of the breach of any of the provisions of this Agreement, timeliness in obtaining relief is of the essence.

                  SECTION 13. Arbitration.

                  (a) On the request of any of the parties hereto (whether made before or after the institution of any legal proceeding), any action, dispute, claim or controversy of any kind now existing or hereafter arising between any of the parties hereto in any way arising out of, pertaining to or in connection with this Agreement ("Dispute") shall be resolved by binding arbitration in accordance with the terms hereof. Any of the parties may, by summary proceedings, bring an action in court to compel arbitration of any Dispute.

                  (b) Any arbitration shall be administered by the American Arbitration Association ("AAA") in accordance with the terms of this Section, the Commercial Arbitration Rules of the AAA, and, to the extent applicable, the Federal Arbitration Act. Judgment on any award rendered by an arbitrator may be entered in any court having jurisdiction.

                  (c) Arbitration hereunder shall be before a three-person panel of neutral arbitrators, consisting of one person from each of the following categories: (1) an attorney who has practiced in the area of commercial law for at least 10 years or a retired judge at the Texas or United States District Court or an appellate court level: (2) a person with at least 10 years experience in commercial lending: and (3) a person with at least 10 years experience in the petroleum industry. The AAA shall submit a list of persons meeting the criteria outlined above for each category of arbitrator, and the parties shall select one person from each category in the manner established by the AAA. If the parties cannot agree on an arbitrator within 30 days after the request for an arbitration, then any party may request the AAA to select an arbitrator. The arbitrators may engage engineers, accountants or other consultants that the arbitrator deems necessary to render a conclusion in the arbitration proceeding.

                  (d) To the maximum extent practicable, an arbitration proceeding hereunder shall be concluded within 180 days of the filing of the Dispute with the AAA. Arbitration proceedings shall be conducted in Houston, Texas. Arbitrators shall be empowered to impose sanctions and to take such other actions as the arbitrators deem necessary to the same extent a judge could impose sanctions or take such other actions pursuant to the Federal Rules of Civil Procedure and applicable law. At the conclusion of any arbitration proceeding, the arbitrator shall make specific written findings of fact and conclusions of law. The arbitrators shall have the power to award recovery of all costs and fees to the prevailing party. Each of the parties agrees to keep all Disputes and arbitration proceedings strictly confidential except for disclosure of information required by applicable law.

                  (e) All fees of the arbitrators and any engineer, accountant or other consultant engaged by the arbitrators, shall be paid by the disputing parties equally unless otherwise awarded by the arbitrators.

                  SECTION 14. Miscellaneous.

                  (a) Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand, by facsimile, telecopied or sent by certified or registered mail, return receipt requested, postage prepaid, addressed in the manner set forth below (or in such other manner for a party as shall be specified in a notice given in accordance with this Section 14(a)):

                           (i)      if to the Company, to:

                                    Sierra Well Service, Inc.
                                    406 North Big Spring
                                    Midland, Texas 79701
                                    Attention: President

                           (ii) if to any Stockholder, to the address set forth below the name of such Stockholder on the signature pages hereto:

All such notices shall be conclusively deemed to be received and shall be effective, if sent by facsimile, hand delivery or telecopied, upon receipt, or if sent by registered or certified mail, on the fifth day after the day on which such notice is mailed.

                  (b) Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such costs and expenses.

                  (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. This Agreement may not be assigned by any Stockholder without the prior written consent of the Company approved by two-thirds of the Board.

                  (d) Third Party Beneficiaries. Nothing expressed or implied in this Agreement is intended or shall be construed to give any Person, other than the parties hereto and their respective successors and assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement.

                  (e) Entire Agreement. This Agreement is intended by the parties to be a final expression of their agreement and a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein. This Agreement supercedes all prior agreements and understandings between the parties with respect to such subject matter.

                  (f) Severability. In the event that any provision contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

                  (g) Waiver; Remedies. No delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

                  (h) Attorneys' Fees. In any action at law or in equity brought to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements, in addition to any other relief to which such party may be entitled.

                  (i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within that State.

                  (j) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (k) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement in their individual capacity or caused it to be duly executed by their respective authorized signatories thereunto duly authorized as of the date first above written.


                                       Sierra Well Service, Inc.


                                       By /s/ KENNETH V. HUSEMAN
                                         ---------------------------------------
                                         Name: Kenneth V. Huseman
                                         Title: President


                                       Joint Energy Development Investments II
                                       Limited Partnership

                                       By: Enron Capital Management II Limited
                                           Partnership, its General Partner

                                       By: Enron Capital II Corporation,
                                           its General Partner

                                       By: /s/ RICHARD B. BUY
                                          --------------------------------------
                                          Name: Richard B. Buy
                                          Title: Executive Vice President


                                       Address:
                                       c/o Enron Corp.
                                       1400 Smith Street
                                       Houston, Texas 77002
                                       Attention: General Counsel

                                      Other Stockholders:

                                      SOUTHWEST ROYALTIES, INC.

                                      By: /s/ H.H. WOMMACK III
                                         ---------------------------------------
                                      Name: H.H. Wommack III
                                      Title: President

                                      Address:
                                      406 North Big Spring
                                      Midland, Texas 79701
                                      Attention: President

                                      SOUTHWEST PARTNERS II, L.P.

                                      By: Southwest Royalties, Inc., its General
                                      Partner

                                      By: /s/ H.H. WOMMACK III
                                         ---------------------------------------
                                      Name: H.H. Wommack III
                                      Title: President

                                      Address:
                                      406 North Big Spring
                                      Midland, Texas 79701
                                      Attention: General Partner

                                      SOUTHWEST PARTNERS III, L.P.

                                      By: Southwest Royalties, Inc.,
                                      its General Partner

                                      By: /s/ H.H. WOMMACK III
                                         ---------------------------------------
                                      Name: H.H. Wommack III
                                      Title: President

                                      Address:
                                      406 North Big Spring
                                      Midland, Texas 79701
                                      Attention: General Partner

                                       /s/ JOEY D. FIELDS
                                       -----------------------------------------
                                       JOEY D. FIELDS

                                       Address:

                                       406 North Big Spring
                                       Midland, Texas 79701

                                       /s/ DUB W. HARRISON
                                       -----------------------------------------
                                       DUB W. HARRISON

                                       Address:

                                       406 North Big Spring
                                       Midland, Texas 79701

                                       /s/ KENNETH V. HUSEMAN
                                       -----------------------------------------
                                       KENNETH V. HUSEMAN

                                       Address:

                                       406 North Big Spring
                                       Midland, Texas 79701

                                                                         ANNEX A


                              AGREEMENT OF DIRECTOR

The undersigned acknowledges that Sierra Well Service, Inc. (the "Company") and Joint Energy Development Investment Fund II Limited Partnership ("JEDI II") are relying on this agreement of the undersigned as consideration for the mutual agreements set forth in a Stockholders' Agreement dated as of March 21, 2000 between the Company, JEDI II and the other Stockholders named therein (the "Stockholders' Agreement"). The undersigned acknowledges receipt of good and valuable consideration from the Company and JEDI II for the agreements contained herein. All capitalized terms used herein that are not defined shall have the meaning ascribed thereto in the Stockholders' Agreement.

The undersigned, in accepting his appointment as a director of the Company as of the date hereof, hereby agrees that at the written request of JEDI II prior to the completion of an Initial Public Offering satisfying the conditions set forth in Section 10(c) of the Stockholders' Agreement or on June 30, 2000 in the event an Initial Public Offering satisfying the conditions set forth in Section 10(c) of the Stockholders' Agreement does not occur prior to June 30, 2000, the undersigned shall resign, and as of such date in the event of such circumstances without further action hereby tenders his resignation, as a director of the Company.

This agreement shall terminate immediately upon the completion of an Initial Public Offering satisfying the conditions set forth in Section 10(c) of the Stockholders' Agreement.

The undersigned agrees that this agreement may be enforced by either the Company or JEDI II. This agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.


Dated: March 21, 2000


                                       ------------------------------
                                       Name: